Report of Independent Public Accounting Firm
To the Partners
Broderick Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Broderick Housing Associates, Limited Partnership as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Broderick Housing Associates, Limited Partnership as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann, PC
Topeka, Kansas
January 22, 2007

Independent Auditor’s Report
To the Partners
EDGEWOOD APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of EDGEWOOD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EDGEWOOD APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 27, 2007

Independent Auditor’s Report
To the Partners
PALMETTO PLACE APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of PALMETTO PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PALMETTO PLACE APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 10, 2007

Independent Auditor’s Report
To the Partners
WESTFIELD APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of WESTFIELD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WESTFIELD APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 13, 2007

Independent Auditor’s Report
To the Partners
BEAUREGARD APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of BEAUREGARD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BEAUREGARD APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 5, 2007

Independent Auditor’s Report
To the Partners
BROOKHAVEN APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of BROOKHAVEN APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BROOKHAVEN APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 20, 2007

Independent Auditor’s Report
To the Partners
CAMERON PLACE APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of CAMERON PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CAMERON PLACE APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 6, 2007

Independent Auditor’s Report
To the Partners
SOUTHWIND APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of SOUTHWIND APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SOUTHWIND APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 12, 2007

Independent Auditor’s Report
To the Partners
T.R. BOBB APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of T.R. BOBB APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T.R. BOBB APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 13, 2007

Independent Auditor’s Report
To the Partners
JACKSON PLACE APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of JACKSON PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JACKSON PLACE APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 8, 2007

Independent Auditor’s Report
To the Partners
MAPLEWOOD APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of MAPLEWOOD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MAPLEWOOD APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 19, 2007

Independent Auditor’s Report
To the Partners
PEARLWOOD APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of PEARLWOOD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PEARLWOOD APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
April 2, 2007

Independent Auditor’s Report
To the Partners
PECAN MANOR APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of PECAN MANOR APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PECAN MANOR APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 7, 2007

Independent Auditor’s Report
To the Partners
PINERIDGE APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of PINERIDGE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PINERIDGE APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 10, 2007

Independent Auditor’s Report
To the Partners
FOREST PARK APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of FOREST PARK APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FOREST PARK APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 5, 2007

Independent Auditor’s Report
To the Partners
WILLOWBROOK APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of WILLOWBROOK APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WILLOWBROOK APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
April 5, 2007

Independent Auditor’s Report
To the Partners
WINGFIELD APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of WINGFIELD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WINGFIELD APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
April 4, 2007

Independent Auditor’s Report
To the Partners
HAMMOND PLACE APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of HAMMOND PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HAMMOND PLACE APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 29, 2007

Independent Auditor’s Report
To the Partners
WILLOWBROOK II APARTMENTS PARTNERSHIP
We have audited the accompanying balance sheets of WILLOWBROOK II APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WILLOWBROOK II APARTMENTS PARTNERSHIP as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
April 3, 2007

Independent Auditor’s Report
To the Partners
WINGFIELD APARTMENTS PARTNERSHIP II
We have audited the accompanying balance sheets of WINGFIELD APARTMENTS PARTNERSHIP II, A LOUISIANA PARTNERSHIP IN COMMENDAM (the partnership), as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WINGFIELD APARTMENTS PARTNERSHIP II as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc LLP
Metairie, Louisiana
March 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Mulvane Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Mulvane Housing Associates Limited Partnership (“Partnership”) as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mulvane Housing Associates Limited Partnership as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman
McCann P.C. Topeka,
Kansas
January 29, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Andover Housing Associates, Limited Partnership
We have audited the accompanying balance sheets of Andover Housing Associates Limited Partnership (“Partnership”) as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Andover Housing Associates Limited Partnership as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman
McCann P.C. Topeka,
Kansas
January 29, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Northrock Housing Associates Two, Limited Partnership
We have audited the accompanying balance sheets of Northrock Housing Associates Two, Limited Partnership {“Partnership”) as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northrock Housing Associates Two, Limited Partnership as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman
McCann P.C. Topeka,
Kansas
January 18, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Madison Housing Associates Two, Limited Partnership
We have audited the accompanying balance sheets of Madison Housing Associates Two Limited Partnership (“Partnership”) as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibiiity is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Madison Housing Associates Two Limited Partnership as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman
McCann P.C. Topeka,
Kansas
January 19, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Northrock Housing Associates Three Limited Partnership
We have audited the accompanying balance sheets of Northrock Housing Associates Three Limited Partnership (“Partnership”) as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northrock Housing Associates Three Limited Partnership as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman
McCann P.C. Topeka,
Kansas
January 26, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Northrock Housing Associates, Limited Partnership
We have audited the accompanying balance sheets of Northrock Housing Associates, Limited Partnership as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northrock Housing Associates, Limited Partnership as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman
McCann P.C. Topeka,
Kansas
January 19, 2007

Independent Auditors’ Report
To the Partners of
     HPD Willows-Oroville, L.P.:
We have audited the accompanying balance sheets of HPD Willows-Oroville, L.P. as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ capital, and cash flows for the years then ended. These Financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HPD Willows-Oroville, L.P. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
San Francisco, CA
April 27, 2007

Independent Auditors Report
To the members of

Strawberry Lane LLC
We have audited the accompanying balance sheets of Strawberry Lane, LLC as of December 31, 2006 and 2005, and the related statements of operations, changes in members’ capital and cash flows for the years then ended. These financial statements are the responsibility of the management of Strawberry Lane, LLC. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strawberry Lane, LLC as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by U.S. Department of Housing and Urban Development, we have also issued a report dated January 17, 2007, on our consideration of the entity’s internal control and report dated January 17, 2007, on its compliance with specific requirements applicable to its major HUD program and specific requirements applicable to Fair Housing and Non-Discrimination.
January 17, 2007

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Escher SRO Project, L.P.
(HUD Project No. NJ-39-K0B7-O20-2)
We have audited the accompanying balance sheets of Escher SRO Project, L.P. (HUD Project No. NJ-39-K0S7-020-2) (the “Partnership*) as of December 31, 2006 and 2005 and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Escher SRO Project, L.P. (HUD Project No. NJ-39-K087-020-2) as of December 31, 2006 and 2005, and the results of its operations and Its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also Issued our reports dated February 20, 2007 on our consideration of Escher SRO Project, L.P.’s Internal control, its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The purpose of these reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the Internal control over financial reporting or on compliance. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Roseland, NJ
February 20, 2007

Report of Independence Auditors
To the Partners of

     Washington Courtyards, LP
We have audited the accompanying balance sheets of Washington Courtyards, LP as of December 31, 2006, and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal controls over financing reporting. Our audit included consideration of internal control over financial reporting, as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Washington Courtyards, LP as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
January 29, 2007

Report of Independence Auditors
To the Partners of

     San Diego/Fox Hollow, LP
We have audited the accompanying balance sheets of San Diego/Fox Hollow, LP as of December 31, 2006 and 2005 and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of San Diego/Fox Hollow, LP as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
San Francisco, CA
March 14, 2007

INDEPENDENT AUDITORS’ REPORT
To the Partners
Black River Run Limited Partnership
We have audited the accompanying balance sheet of Black River Run Limited Partnership as of December 31, 2005, and the related statements of operations, partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Black River Run Limited Partnership, as of December 31, 2005, and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied to the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Larson, Allen, Weishair & Co. LLP
Eau Claire, Wisconsin
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pinedale II Limited Partnership
We have audited the accompanying balance sheet of Pinedale II Limited Partnership as of December 31, 2005, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinedale II Limited Partnership, as of December 31, 2005, and the results of its operations, changes in partners’ equity, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied to the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Larson, Allen, Weishair & Co.
Eau Claire, Wisconsin
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pumphouse Crossing II Limited Partnership
We have audited the accompanying balance sheet of Pumphouse Crossing II Limited Partnership as of December 31, 2005 and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pumphouse Crossing II Limited Partnership, as of December 31, 2005, and the results of its operations, changes in partners’ equity (deficit), and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied to the audit of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Larson, Allen Weishair & Co.
Eau Claire, Wisconsin
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Broderick Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Broderick Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Broderick Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer, Hoffman, McCann P.C.
Topeka, Kansas
January 16, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Edenfield Place Apartments, LP
We have audited the accompanying balance sheets of EDENFIELD PLACE APARTMENTS, L.P. (USDA Rural Development Case No.10-082-0582167643), a limited partnership, as of December 31, 2005 and 2004, and the related statements of operations, changes to equity (deficit) for the years then ended. These financial statements are the-responsibility of-the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the Audit Program issued by the Rural Development Services Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edenfield Place Apartments, LP. as of December 31, 20 05 and 2004, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2006, on our consideration of EDENFIELD PLACE APARTMENTS, L.P.’s internal control and our report dated February 28, 2006, on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 — 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogeti & Wynne
Atlanta, Georgia
February 28, 2006

INDEPENDENT AUDITORS` REPORT
To the Partners
Beauregard Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of Beauregard Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners` equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation, We believe that our audits provide a reasonable basis for our opinion,
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beauregard Apartments Partnership, A Louisiana Partnership In Cormmendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 14, 2006

   INDEPENDENT AUDITORS’ REPORT
To the Partners
BROOKHAVEN APARTMENTS PARTNERSHIP
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of BROOKHAVEN APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flaws for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BROOKHAVEN APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COM MENDAM as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc, LLP
Metairie, Louisiana
March 14, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Butler Estates Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of Butler Estates Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Butler Estates Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners` equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailer, Meunier & LeBlanc
Metairie, Louisiana
February 16, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
CAMERON PLACE APARTMENTS PARTNERSHIP
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of CAMERON PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CAMERON PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
 Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Escher SRO Project L.P.
(HUD Project No: NJ-39-K087-020-2)
We have audited the accompanying balance sheets of Escher SRO Project L.P. (HUD Project No: NJ-39-K087-020-2) (the “Partnership”) as of December 31, 2005 and 2004 and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards squire that plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectives of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Escher SRO Project, L.P. (HUD Project No. NJ-39-K087-020-2) as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our reports dated January 23, 2006 on our consideration of Escher SRO Project, LP.’s internal control, its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to hair Housing and Non-Discrimination. The purpose of these reports is to describe the scope of our testing of internal control over financial reporting or on compliance. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Rothstein, Kass & Company, P.C.
Roseland, New Jersey
January 23, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Southwind Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets o Southwind Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended, These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s Internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southwind Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America,
Pailet, Meunier and LeBlanc, LLP
Metairie, Louisiana
March 25, 2006

INDEPENDENT AUDITORS` REPORT
To the Partners
T.R. Bobb Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of T.R. Bobb Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T.R. Bobb Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners` equity and cash flows for the years then ended in conformity with amounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc, LLP
Metairie, Louisiana
March 28, 2006

  INDEPENDENT AUDITORS’ REPORT
To the Partners
MAGNOLIA PLACE APARTMENTS PARTNERSHIP
A —LOUISIANA PARTNERSHIP IN- COMMENDAM
Mansfield, Louisiana
     We have audited the accompanying balance sits of MAGNOLIA PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits In accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of forming an opinion on the effectiveness of the partnership’s Internal control over financial reporting. Accordingly, we express no such opinion. An audit Includes examining, on a test basis, evidence supporting) the amounts and disclosures in the uncial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, In all material respects, the financial position of MAGNOLIA PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
April 3, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Northrock Housing Associates Two, Limited Partnership
We have audit the accompanying balance sheets of Northrock Housing Associates, Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners` equity, and cash flows for the years there ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, are a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northrock Housing Associates, Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
JACKSON PLACE APARTMENTS PARTNERSHIP
LOUISIANA PARTNSHIP IN COMMENDAM
Mansfield, Louisiana
     We have audited the accompanying balance sheets of JACKSON PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMEN©AM, (tire Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years them ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Beard (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JACKSON PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc

Metairie, Louisiana
March 15, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
MAPLEWOOD APARTMENTS PARTNERSHIP
A LOUISIANA PARTNERSHIP IN COMMENDAM
Mansfield, Louisiana
     We have audited the accompanying balance sheets of MAPLEWOOD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MAPLEWOOD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM’s as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
 Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 16, 2006

     INDEPENDENT AUDITORS’ REPORT
To the Partners
Edgewood Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of Edgewood Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting. Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion,
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edgewood Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes In partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the united States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 31, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
PALMETTO PLACE APARTMENTS PARTNERSHIP
A LOUISIANA PARTNERSHIP IN COMMENDAM
Mansfield, Louisiana
     We have audited the accompanying balance sheets of PALMETTO PLACE APARTMENTS PARTNERSHIP. A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PALMETTO PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flours for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 20, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Level Creek Partners, L.P.
We have audited the accompanying balance sheets of Level Creek Partners L.P. as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Level Creek Partners, L.P. as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14 to 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogeti and Wynne, LLP
Atlanta, Georgia
February 24, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Summerdale Partners L.P. II
We have audited the accompanying balance sheets of Summerdale Partners, L.P. II as of December 31 2005 and 2004, and the related statements of operations, garners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SUMMERDALE PARTNERS; L.P II as of December 31, 2005 and 2004 and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended, in conformity with accounting_pr1nciples generally accepted n the United Stated of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audits of the basic financial statements.
Habif, Arogeti & Wynne
Atlanta, Georgia
January 26, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pearlwood Apartments Partnership
A Mississippi Limited Partnership
Mansfield, Louisiana
We have audited the accompanying balance sheets of Pearlwood Apartments Partnership, A Mississippi Limited Partnership (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pearlwood Apartments Partnership, a Mississippi Limited Partnership as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc, LLP
Metairie Louisiana
March 20, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pecan Manor Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Pecan Manor Apartments Partnership, A Louisiana Partnership in Commendam, (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pecan Manor Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc, LLP
Metairie, Louisiana
March 22, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pineridge Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Pineridge Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinereidge Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 20, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Forest Park Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Forest Park Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Forest Park Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc,
Metairie Louisiana
March 14, 2006

INDEPENDENT AUDITORS’ REPORT
Partners of
NHC Partnership 5, L.P.
We have audited the accompanying balance sheets of NHC Partnership 5, LP as of December 31, 2005 and 2004, and the related statements of operation, changes in partners’ equity and cash flow for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Partnership’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHC Partnership 5, L.P. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
Altschuler, Melvoin and Glasser LLP
Chicago, Illinois
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Northrock Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Northrock Housing Associates, Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northrock Housing Associates, Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Mulvane Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Mulvane Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting as a basis for designing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mulvane Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 20, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
 Westfield Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of Westfield Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes i partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit Included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westfield Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flaws for the years then ended in conformity with accounting principles generally accepted In the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 24, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Willowbrook Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Willowbrook Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willowbrook Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc,
Metairie, Louisiana
March 29, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Wingfield Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Wingfield Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of that partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wingfield Apartments Partnership, a Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
April 4, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Andover Housing Associates, Limited Partnership
We have audited the accompanying balance sheets of Andover Housing Associates, Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Andover Housing Associates Limited Partnership as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 19, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Hammond Place Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Hammond Place Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, and audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position Hammond Place Apartments Partnership, A Louisiana Partnership in Commendam, as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet Meunier and LeBlanc
Metairie, Louisiana
March 9, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Willowbrook II Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Willowbrook II Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willowbrook II Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc, LLP
Metairie, Louisiana
February 13, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Northrock Housing Associates Two, Limited Partnership
We have audited the accompanying balance sheets of Northrock Housing Associates Two, Limited Partnership, as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northrock Housing Associates Two, Limited Partnership, as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka Kansas
January 18, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Madison Housing Associates Two, Limited Partnership
We have audited the accompanying balance sheets of Madison Housing Associates Two, Limited Partnership, as of December 31, 2005 and 2004, and the relates statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Madison Housing Associates Two, Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 16, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Wingfield Apartments II Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Wingfield Apartments II Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wingfield Apartments II Partnership, a Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc, LLP
Metairie, Louisiana
March 28, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Alexander Mills L.P.
We have audited the accompanying balance sheets of Alexander Mills L.P. as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alexander Mills, L.P. as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15-16 is presented for purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogeti & Wynne, LLP
Atlanta, Georgia
February 24, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Northrock Housing Associates Three, Limited Partnership
We have audited the accompanying balance sheets of Northrock Housing Associates Three, Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northrock Housing Associates Three, Limited Partnership as of December 31, 2005 and 2004 and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer, Hoffman McCann
Topeka, Kansas
January 17, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Eastview Family Housing Limited Partnership
I have audited the accompanying balance sheet of Eastview Family Housing Limited Partnership (an Oklahoma limited partnership) as of December 31, 2005 and the related statements of operations, partners’ equity, cash flows and supplemental information for the year then ended. These financial statements are the responsibility of the general partner and management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastview Family Housing Limited Partnership as of December 31, 2005, and the results of operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information in Schedule I is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Melvin L. Gilbertson
Sapulpa, OK
February 10, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Deer Meadow Apartments Limited Partnership
I have audited the accompanying balance sheet of Deer Meadow Apartments Limited Partnership (an Oklahoma limited Partnership), as of December 31, 2005 and the related statements of operations, partners’ equity, cash flows and supplemental information for the year then ended. These financial statements are the responsibility of the general partner and management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Deer Meadow Apartments Limited Partnership as of December 31, 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information in Schedule 1 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Melvin L. Gilbertson
February 10, 2006
Sapulpa, Oklahoma

INDEPENDENT AUDITORS’ REPORT
To the Members
Rosehill Place of Topeka, L.L.C.
We have audited the accompanying balance sheet of Rosehill Place of Topeka LLC as of December 31, 2005 and the related statements of operations, members’ equity and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rosehill Place of Topeka LLC as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 24, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Tanglewood Village Limited Partnership
I have audited the accompanying balance sheet of Tanglewood Village Limited Partnership (an Oklahoma limited partnership) as of December 31, 2005, and the related statements of operations, partners’ equity, cash flows and supplemental information for the year then ended. These financial statements are the responsibility of the general partner and management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tanglewood Village Limited Partnership as of December 31, 2005, and the results of its operations and its cash flows for the years then ended conformity with accounting principles generally accepted in the United States of America.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information in Schedule 1 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Melvin L. Gilbertson
Sapulpa, OK
February 10, 2006